          [LETTERHEAD OF WORLDWIDE PURCHASING GM TRUCK GROUP - 800]*

American Axle Manufacturing - Technical Center                February 21, 1996
Dave Demos -- Executive Director                           (Supersedes letter of
Sales, Marketing & Planning                                   January 19, 1996)
2965 Technology Drive
Rochester Hills, Michigan  48309-3589

RE:  GMT-800 Letter of Intent.

On behalf of the N.A.O. Worldwide Purchasing Organization, This letter is being issued to inform you that American Axle Manufacturing (AAM) has been selected as the Design/Development & Sole Production supplier for the subject parts for GMT-800 Front & Rear Axle requirements as described below. This award is based on the quoted piece price and tooling investment as submitted to GMTG by AAM on December 11, 1995. (See Attachment - A)

-- Prices do not include cost to pre-fill Axles with oil. (Optional cost proposed by AAM)

-- All rear axle prices include assembly of rear brake components, Park Brake, splash shield, Rotor and caliper to the axle.

--   Shipping racks and misc. packaging not included.

--   *Rebillable tooling = ***

-- Economics: Material established using *** economics (Paragraph 3.6 of C.S.A.). All other economics (Labor, Burden, Sales & Profit established at *** pricing.)

--   SPO: Production price + *** (Pkg).

--   Prototype cost: See below

         PART (As defined by ring gear size. w/Disc. brake components)
         Part Number definition - See attachment A.
         Front Axle         Proto. $           Rear Axle         Proto. $**
         8.25"                   ***           8.6"                  ***
         9.25"                   ***           9.5"                  ***
                                               10.5"                 ***

--------

* Portions of this Exhibit 10.02(c) were omitted and filed separately with the Secretary of the Securities and Exchange Commission (the
     "Commission") pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 406 under the Securities Act of 1933, as amended. Such portions are marked by the symbol "***".

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February 21, 1996                                                         Pg. 2
American Axle Manufacturing - Technical Center

*AAM will provide a detailed tooling breakdown identifying specific tooling required by operation with capacity and cost information. AAM will make available for audit if requested by GMTG. All prices are subject to change based upon future engineering content.

**Prototype prices based upon a request for a new prototype axle with disc brakes. Minor changes and or modifications to exist designs with the addition of disc brakes will reflect a lower price. AAM will provide GMTG with a complete cost break down of prototype cost if requested. Available for audit if requested by GMTG

It is AAM's responsibility to aggressively pursue and strive to implement all cost reduction ideas in accordance with "Article 3" of the Component Supply Agreement to reduce final product cost to GMTG.

GMTG requests AAM to provide cost details which indicate the progression from a current 1996 GMT-400 axle to a 1998 GMT-800 axle based on engineering changes, per the Component Supply Agreement, as requested by GMTG engineering.

You are requested to contact Mr. Don Alley, Design release engineers to commence your companies participation.

Provided that AAM's participation in this design/development program is satisfactory, and that your company is able to meet or exceed the agreed upon terms for quality, technology, product pricing, tooling and timing, we intend to issue one or more Purchase Orders for 100% of the previously described (8.6, 9.5, 10.5, 8.25, 9.25) production and service part requirements.

You will be contacted shortly by GMTG Purchasing to review any terms and conditions additional to those of our RFQ and standard Purchase Order which will apply to any of our purchases. At that time, GMTG will also review the procedures which will be followed should the issuance of a Purchase Order for tooling, prototype or other items be determined by us necessary to support the GMT-800 program. In this regard, please note that AAM will not be compensated for its participation in this program unless agreed to by and evidenced by a Purchase or Purchase Orders with respect to rebillable tooling.

This Letter is being released upon agreement between GM & AAM to amend the current original Component Supply Agreement to include previously negotiated changes.

We appreciate the level of commitment which you have shown to date, and look forward to your participation in the design/development program.

Best regards.

/s/ Thomas A. Liem
THOMAS A. LIEM, - Senior Buyer, A.P.                   Phone:  (810) 696-6411
G.M.T.G., GMT-800 PGM                                    Fax:  (810) 696-6432
WORLDWIDE PURCHASING                                            GM:  (8) 366-



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February 21, 1996                                                         Pg. 3
American Axle Manufacturing - Technical Center

CC:  (Less Attachment - A)
L. Chissus
S. Eckout
A. Hearsch
D. Holt
J. Sbihli
C. Zamjahn
Axle file (w/Attach. - A)

AXLE LETTER OF INTENT - Attachment - A           TO) AAM
                                                 Dave Demos - Executive Director
                                                 (AAM Quote dated 11-10-95)

FRONT                8.25"
         26036553      ***
         26036554      ***
         26036556      ***
                     9.25"
         26036557      ***
         26036558      ***
         26036559      ***
         26036560      ***

REAR                  8.6"
         15711501      ***
         15711512      ***
         15711578      ***
         15711514      ***
         15711580      ***
         15711509      ***
         15711510      ***
         15711575      ***
         15711577      ***
         15711584      ***
         15711585      ***
         15711590      ***
         15711591      ***
         15738747      ***
         15738746      ***
         15738748      ***
         15738749      ***
                      9.5"
         15711605      ***
         15711558      ***
         15711559      ***

         15711588      ***
         15711589      ***
         15711562      ***
         15711564      ***
         15711592      ***
         15711594      ***
         15711507      ***
         15711508      ***         10.5"                     10.5"
                     10.5"      15711573       ***        15711567        ***
         15711595      ***      15711603       ***        15711568        ***
         15711566      ***      15711610       ***        15711597        ***
         15711596      ***      15711574       ***        15711598        ***
         15711571      ***      15711604       ***        15711565        ***
         15711601      ***      15711611       ***
         15711608      ***      15711607       ***
         15711572      ***      15711599       ***

AXLE LETTER OF INTENT - Attachment - A           TO) AAM
                                                 Dave Demos - Executive Director
                                                 (AAM Quote dated 11-10-95)


         15711609      ***      15711600       ***